SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of Earliest Event Reported): May 4, 2005

                             ALAMOSA HOLDINGS, INC.
              ____________________________________________________
               (Exact Name of Registrant as Specified in Charter)




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            Delaware                 0-32357                  75-2890997
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   (State or Other Jurisdiction    (Commission             (I.R.S. Employer
        of Incorporation)          File Number)           Identification No.)
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                  5225 S. Loop 289, Lubbock, Texas            79424
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               (Address of Principal Executive Offices)     (Zip Code)



       (Registrant's Telephone Number, Including Area Code) (806) 722-1100

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          (Former Name or Former Address, if Changed Since Last Report)





      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

           On May 4, 2005, Alamosa Holdings, Inc. issued a press release announcing financial information for its 2005 first quarter results. The press release is attached as Exhibit 99.1 to this Form 8-K.


Item 9.01  Financial Statements and Exhibits.

           (c) Exhibits.

           Exhibit Number              Description of Exhibit
           --------------              ----------------------
           99.1                        Press release issued May 4, 2005.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: May 4, 2005

                                           ALAMOSA HOLDINGS, INC.

                                           By: /s/ Kendall W. Cowan
                                               ---------------------------------
                                               Name:  Kendall W. Cowan
                                               Title: Chief Financial Officer

                                  EXHIBIT INDEX


     99.1          Press release dated May 4, 2005.